Comstock Mining Obtains Stockholder Approval for Conversion of Preferred Stock
And Signs Favorable Restructuring of Joint Venture

VIRGINIA CITY, NV (August 27, 2015) - Comstock Mining Inc. (the “Company”) (NYSE MKT: LODE) today announced that it has signed the amendment relating to the previously announced restructuring of its Joint Venture agreement with Northern Comstock LLC. The Company also announced that it has received all necessary approvals from the holders of the Company's convertible preferred stock for the conversion of all such convertible preferred stock to common stock, substantially simplifying the capital structure, eliminating super-voting rights, eliminating future preferred stock dividends and additionally eliminating significant royalty obligations on the future production from some of our richest properties.
Corrado De Gasperis, President & CEO commented, “Substantially all of our preferred shareholders voted overwhelmingly to approve this transaction that has now been completed. This is a watershed event for the Company and reaffirms investor confidence and support of our plans. I want to thank John Winfield and our Board for taking the steps necessary to maximize value for all of our shareholders. The completed transaction has strengthened our balance sheet by significantly reducing liabilities and dramatically lowering our future capital and mining costs.”
Pursuant to the definitive agreement with John V. Winfield to amend the terms of the operating agreement for its Northern Comstock LLC joint venture, the Company reduced its remaining capital contributions from $31.05 million to $9.75 million. The amendment permits such capital contributions to be made in the form of cash, or in certain circumstances, the Company’s common stock, par value $0.000666 per share ("Common Stock"). In addition, any prior or future royalty commitments from the Northern Comstock properties to Mr. Winfield were eliminated. There are no provisions for any issuances of preferred stock, in any form.
In connection with the approval of the amendments to the Company's convertible preferred stock that resulted in the conversion of all such convertible preferred stock into Common Stock, the Company declared and will pay a one-time dividend of 127 shares of Common Stock per share of preferred stock.

Adoption of the amendments required approval of affirmative vote of the holders of a majority of the outstanding shares of the convertible preferred stock and submission of the amendments to the Charters with the Secretary of State of the State of Nevada.
Over 99% of all voted convertible preferred shares were voted in favor of the transaction with less than 1% disapproving. A total of over 89% of all preferred shareholders voted. Mr. De Gasperis concluded: “These transactions reflect the strong confidence and direct support of our largest investors and a significant improvement in our capital structure. This positions us extremely well for growing and maximizing the intrinsic value for all of our shareholders.”

About Comstock Mining Inc.
Comstock Mining Inc. is a producing, Nevada-based, gold and silver mining company with extensive, contiguous property in the Comstock District and is an emerging leader in sustainable, responsible mining, including concurrent and accelerated reclamations, soil sampling, voluntary air monitoring, cultural asset protection and historical restorations.  The Company began acquiring properties in the Comstock District in 2003.  Since then, the Company has consolidated a significant portion of the Comstock District, amassed the single largest known repository of historical and current geological data on the Comstock region, secured permits, built an infrastructure and commenced production in 2012.  The Company continues acquiring additional properties in the district, expanding its footprint and creating opportunities for further exploration, development and mining.  The near term goal of our business plan is to maximize intrinsic stockholder value realized, per share, by validating qualified resources and reserves (proven and probable) from our first two resource areas, Lucerne and Dayton, and significantly grow the commercial development of our operations through extended, long-lived mine plans that are economically feasible and socially responsible.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Comstock. Forward-looking statements are statements that are not historical facts. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements include statements about matters such as: future prices and sales of, and demand for, our products; future industry market conditions; future changes in our exploration activities, production capacity and operations; future exploration, production, operating and overhead costs; operational and management restructuring activities (including implementation of methodologies and changes in the board of directors); future employment and contributions of personnel; tax and interest rates; capital expenditures and their impact on us; nature and timing and accounting for restructuring charges, gains or losses on debt extinguishment, derivative liabilities and the impact thereof; productivity, business process, rationalization, investment, acquisition, consulting, operational, tax, financial and capital projects and initiatives; recapitalization and other capital structure modifications; capital raising; contingencies; environmental compliance and changes in the regulatory environment; offerings, sales and other actions regarding debt or equity securities; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.
The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors discussed in Item 1A, “Risk Factors” of our annual report on Form 10-K and the following: current global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources and reserves; operational or technical difficulties in connection with exploration or mining activities; contests over our title to properties; potential dilution to our stockholders from the conversion of securities that are convertible into or exercisable for shares of our common stock; potential inability to continue to comply with government regulations; adoption of or changes in legislation or regulations adversely affecting our businesses; business opportunities that may be presented to, or pursued by, us; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to unexpected equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, copper, diesel fuel, and electricity); changes in generally accepted accounting principles; geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues organically; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies and equipment raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to maintain the listing of our securities on any securities exchange or market; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. We undertake no obligation to publicly update or revise any forward-looking statement.
Neither this press release nor any related calls or discussions constitutes an offer to sell or the solicitation of an offer to buy any securities.

Contact information for Comstock Mining Inc.:
PO Box 1118 Virginia City, NV 89440
questions@comstockmining.com
http://www.comstockmining.com
Corrado De Gasperis		Kimberly Shipley
President & CEO		Manager of Investor Relations
Tel (775) 847-4755		Tel (775) 847-0545
degasperis@comstockmining.com		shipley@comstockmining.com